SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2009
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2700 West Sahara Avenue, Las Vegas, Nevada 89102
(Address of principal executive offices)
Registrant’s telephone number, including area code: (702) 248-4200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-99.1

Item 8.01 Other Events
     On May 20, 2009, Western Alliance Bancorporation announced that it raised approximately $200 million through its previously announced public offering by issuing 33,440,700 shares of common stock, including 4,240,700 shares pursuant to the underwriters’ over-allotment option.
     The preceding is qualified in its entirety by reference to the press release dated May 20, 2009, attached as Exhibit 99.1 to this Form 8-K.
     The opinion and consent of Jones Vargas, Chartered as to the validity of the shares of common stock offered pursuant to the Prospectus Supplement dated May 14, 2009 is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-158971) as an exhibit thereto.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Description

5.1	Opinion of Jones Vargas, Chartered regarding the legality of the securities offered.

23.1	Consent of Jones Vargas, Chartered (included in Exhibit 5.1).

99.1	Press release dated May 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

Date: May 20, 2009

EXHIBIT INDEX

Exhibit
No.	Description

5.1	Opinion of Jones Vargas, Chartered regarding the legality of the securities offered.

23.1	Consent of Jones Vargas, Chartered (included in Exhibit 5.1).

99.1	Press release dated May 20, 2009.